EXHIBIT 99.1
                                                                    ------------
                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
           FOR THE PERIODS ENDING FEBRUARY 03, 2001 AND MARCH 3, 2001

                       Debtor Name: Weiner's Stores, Inc.
                             Case No. 00-3955 (PJW)

As debtor in possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

         [X]     Income Statements
         [X]     Balance Sheets
         [X]     Statement of Cash Flows
         [ ]     Statement of Cash Receipts and Disbursements
         [ ]     Statement of Operations and Taxes
         [ ]     Statement of Changes in Depository Accounts

         and that they have been prepared in accordance with normal and customary accounting practices and fairly and accurately reflect the debtor's financial activity for the period stated.

2) That the insurance as described in Section 3 of the operating Guidelines and Reporting Requirements for Chapter 11 Cases is in effect.

3) That all postpetition taxes as described in Section 41 of the Operating Guidelines and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

5) No assets have been sold or transferred outside the normal course of business other than asset sales or transfers approved by the Bankruptcy Court.

6) No funds have been disbursed from any account other than accounts approved by the United States Trustee Operating Requirements or the Bankruptcy Court.

7)       All postpetition tax returns have been filed on a timely basis.

The attached monthly report was prepared by Weiner's Stores, Inc. under my direction and supervision. Weiner's Stores, Inc. verifies that to the best of its knowledge the information provided herein is true and correct.



                                             ----------------------------------
Date: 03/28/01                               Debtor-In-Possession


                                    VP & Chief Financial Officer   713 688 1331
                                    ----------------------------   ------------
                                              Title                Phone Number

                              WEINER'S STORES, INC.
                             STATEMENT OF OPERATIONS
           FOR THE MONTH AND YEARS ENDED JANUARY 2001 AND JANUARY 2000

                                                           MONTH                                           YEAR TO DATE
                                            --------------------------------------              -----------------------------------
                                             January 01             January 00                     YTD 2000            YTD 1999
                                               Actual                 Actual                        Actual              Actual
                                            ---------------      -----------------              ---------------      --------------
Number of Stores                                        97                    132                   132/138/97             126/132
Revenues                                           $12,867                $13,137                     $249,050            $276,843
Gross Margin                                         3,686                  2,366                       83,559              89,420
        Gross Margin Percent                         28.6%                  18.0%                        33.6%               32.3%
Other Income                                           173                    108                        1,176               1,365
Operating Expenses                                   5,938                  5,827                       87,836              87,469
                                            ---------------      -----------------              ---------------      --------------
EBITDA                                              (2,252)                (3,461)                      (4,277)              1,951
Depreciation & Amortization                            326                    356                        4,376               3,977
                                            ---------------      -----------------              ---------------      --------------
Income from Operations                              (2,578)                (3,817)                      (8,653)             (2,026)
Interest Expense                                       170                     52                        2,180               1,107
Store Closing Costs                                      -                      -                        8,851                   -
Income Taxes                                             -                      -                            -                   -
Reorganization Expense                                 490                      -                       11,755                   -
Extraordinary Gain on Debt Discharge                     -                      -                            -                   -
Fresh Start Adjustments                                  -                      -                            -                   -
                                            ---------------      -----------------              ---------------      --------------
Income before Cumulative Effect Adjustment         ($3,238)               ($3,869)                    ($31,439)            ($3,133)
                                            ---------------      -----------------              ---------------      --------------
Cumulative Effect Adjustment, Net of Tax                $0                     $0                         $294                  $0
                                            ---------------      -----------------              ---------------      --------------
Net Income/(Loss)                                  ($3,238)               ($3,869)                     (31,733)            ($3,133)
                                            ===============      =================              ===============      ==============

                                   WEINER'S STORES, INC.
                                       BALANCE SHEETS
                               JANUARY 2001 AND JANUARY 2000
                                        (Unaudited)

                                                   January 2001                January 2000
                                                      ACTUAL                      ACTUAL
                                                  ---------------              --------------
ASSETS
   Current Assets
       Cash and Cash Equivalents                          $5,607                      $3,336
       Merchandise Inventories, net                       50,822                      57,293
       Other Current Assets                                4,299                       4,387
                                                  ---------------              --------------
           Total Current Assets                           60,728                      65,016

   Net PP & E                                             20,409                      21,046
   Excess Reorganization Value, net                            -                       3,612
                                                  ---------------              --------------

TOTAL ASSETS                                             $81,137                     $89,674
                                                  ===============              ==============


LIABILITIES AND EQUITY
   Current Liabilities
       Accounts Payable                                  $10,232                     $21,592
       Pre-petition working capital facility                   -                           -
       Accrued Expense/Other                               6,383                       7,841
       Short Term Debt                                         -                           -
                                                  ---------------              --------------
           Total Current Liabilities                      16,615                      29,433

   Long Term Debt                                              -                      10,000
   Debtor-in-possession credit facility                   20,694                           -
   Deferred Taxes & Other Liabilities                        397                         397
   Liabilities Subject to Settlement                      25,320                           -

   Stockholder's Equity                                   18,111                      49,844
                                                  ---------------              --------------

TOTAL LIABILITIES & EQUITY                               $81,137                     $89,674
                                                  ===============              ==============

                              WEINER'S STORES, INC.
                            STATEMENTS OF CASH FLOWS
               FOR THE MONTHS ENDED JANUARY 2001 AND JANUARY 2000


                                                                         JANUARY                          JANUARY
                                                                           2001                             2000
                                                                     ------------------               ------------------
Cash Flows From Operating Activities:
   Net income                                                                $ (31,733)                        $ (3,133)

   Noncash adjustments to net income:
      Depreciation and amortization                                              4,376                            3,976
      Reorganization expense                                                    11,755                               36
      Store closing expense                                                      8,851                                0
      Loss on disposition of assets                                                  5                                0
      Change in non-cash reserves                                                 (864)                              (7)
      Net change in current assets and liabilities                               6,070                           (4,635)
                                                                     ------------------               ------------------
                           Total adjustments                                    (1,540)                            (630)

                Net cash (used in) provided by operating activities             (1,540)                          (3,763)
                                                                     ------------------               ------------------

Cash Flows From Investing Activities:
   Capital expenditures                                                         (6,883)                          (6,077)
   Proceeds on disposition of assets                                                 0                                0
                                                                     ------------------               ------------------

Net cash used in investing activities                                           (6,883)                          (6,077)
                                                                     ------------------               ------------------

Cash Flows From Financing Activities:
   Proceeds from Debtor-in-Possession Credit Facility                           10,694                                0
   Proceeds from Pre-Petition working Capital Facility                               0                            6,000
                                                                     ------------------               ------------------

Net cash provided by (used in) financing activities                             10,694                            6,000
                                                                     ------------------               ------------------

Net (Decrease) Increase In Cash                                                  2,271                           (3,840)

Cash, beginning of year                                                          3,336                            7,176

                                                                     ------------------               ------------------
Cash, end of year                                                              $ 5,607                          $ 3,336
                                                                     ==================               ==================


                              WEINER'S STORES, INC.
                             STATEMENT OF OPERATIONS
          FOR THE MONTH AND YEARS ENDED FEBRUARY 2001 AND FEBRUARY 2001
                                   (Unaudited)


                                                                                                            YEAR TO DATE
                                              ----------------------------------------          ----------------------------------
                                                February 01            February 00                 YTD 2001           YTD 2000
                                                  Actual                 Actual                     Actual             Actual
                                              -----------------     ------------------          ---------------     --------------
Number of Stores                                            97                    136                       97                136
Revenues                                               $15,751                $21,609                  $15,751            $21,609
Gross Margin                                             5,650                  7,464                    5,650              7,464
        Gross Margin Percent                             35.9%                  34.5%                    35.9%              34.5%
Other Income                                               173                    108                    1,176              1,365
Operating Expenses                                       4,898                  6,726                    4,898              6,726
                                              -----------------     ------------------          ---------------     --------------
EBITDA                                                     752                    738                      752                738
Depreciation & Amortization                                326                    348                      326                348
                                              -----------------     ------------------          ---------------     --------------
Income from Operations                                     426                    390                      426                390
Interest Expense                                           162                     90                      162                 90
Store Closing Costs                                          -                      -                        -                  -
Income Taxes                                                 -                      -                        -                  -
Reorganization Expense                                     353                      -                      353                  -
Extraordinary Gain on Debt Discharge                         -                      -                        -                  -
Fresh Start Adjustments                                      -                      -                        -                  -
                                              -----------------     ------------------          ---------------     --------------
Income before Cumulative Effect Adjustment                ($89)                  $300                     ($89)              $300
                                              -----------------     ------------------          ---------------     --------------
Cumulative Effect Adjustment, Net of Tax                    $0                   $294                       $0               $294
                                              -----------------     ------------------          ---------------     --------------
Net Income/(Loss)                                         ($89)                     6                      (89)                 6
                                              =================     ==================          ===============     ==============


                             WEINER'S STORES, INC.
                                 BALANCE SHEETS
                        FEBRUARY 2001 AND FEBRUARY 2000

                                                    (Unaudited)                                               (Unaudited)
                                                   February 2001                 January 2001                February 2000
                                                       ACTUAL                       ACTUAL                      ACTUAL
                                                   ---------------              ---------------              --------------
ASSETS
   Current Assets
       Cash and Cash Equivalents                           $4,996                       $5,607                      $6,300
       Merchandise Inventories, net                        51,504                       50,822                      56,292
       Other Current Assets                                 5,247                        4,299                       5,373
                                                   ---------------              ---------------              --------------
           Total Current Assets                            61,747                       60,728                      67,965

   Net PP & E                                              20,091                       20,409                      21,467
   Excess Reorganization Value, net                             -                            -                       3,590
                                                   ---------------              ---------------              --------------

TOTAL ASSETS                                              $81,838                      $81,137                     $93,022
                                                   ===============              ===============              ==============


LIABILITIES AND EQUITY
   Current Liabilities
       Accounts Payable                                   $10,057                      $10,232                     $21,590
       Pre-petition working capital facility                    -                            -                           -
       Accrued Expense/Other                                7,294                        6,383                       9,186
       Short Term Debt                                          -                            -                           -
                                                   ---------------              ---------------              --------------
           Total Current Liabilities                       17,351                       16,615                      30,776

   Long Term Debt                                               -                            -                      12,000
   Debtor-in-possession credit facility                    20,889                       20,694                           -
   Deferred Taxes & Other Liabilities                         397                          397                         397
   Liabilities Subject to Settlement                       25,178                       25,320                           -

   Stockholder's Equity                                    18,023                       18,111                      49,849
                                                   ---------------              ---------------              --------------

TOTAL LIABILITIES & EQUITY                                $81,838                      $81,137                     $93,022
                                                   ===============              ===============              ==============

                              WEINER'S STORES, INC.
                            STATEMENTS OF CASH FLOWS
              FOR THE MONTHS ENDED FEBRUARY 2001 AND FEBRUARY 2000
                       (Unaudited - For Internal Use Only)


                                                                          FEBRUARY                    FEBRUARY
                                                                            2001                        2000
                                                                     --------------------        --------------------
Cash Flows From Operating Activities:
   Net income                                                                      $ (89)                        $ 6

   Noncash adjustments to net income:
      Depreciation and amortization                                                  326                         348
      Loss on disposition of assets                                                    0                           2
      Write-off Excess Reorgan.                                                        0                           0
      Change in non-cash reserves                                                   (128)                        (12)
      Net change in current assets and liabilities                                  (907)                      1,369
                                                                     --------------------        --------------------
                           Total adjustments                                        (709)                      1,707

                Net cash (used in) provided by operating activities                 (798)                      1,713
                                                                     --------------------        --------------------

Cash Flows From Investing Activities:
   Capital expenditures                                                               (8)                       (749)
   Proceeds on disposition of assets                                                   0                           0
                                                                     --------------------        --------------------

Net cash used in investing activities                                                 (8)                       (749)
                                                                     --------------------        --------------------

Cash Flows From Financing Activities:
   Proceeds from Debtor-in-Possession Credit Facility                                195                           0
   Proceeds from Pre-Petition working Capital Facility                                 0                       2,000
                                                                     --------------------        --------------------

Net cash provided by (used in) financing activities                                  195                       2,000
                                                                     --------------------        --------------------

Net (Decrease) Increase In Cash                                                     (611)                      2,964

Cash, beginning of year                                                            5,607                       3,336

                                                                     --------------------        --------------------
Cash, end of year                                                                $ 4,996                     $ 6,300
                                                                     ====================        ====================
